UNITED STATES

SECURITIES AND ECHANGE COMMISSION

Washington, C.D. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[    ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

[ X] Definitive Information Statement

MANTRA VENTURE GROUP LTD.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended

MANTRA VENTURE GROUP LTD.

1562 128th Street

Surrey, BC V4A 3T7

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Mantra Venture Group Ltd., a British Columbia corporation (“we”, “our”, “us”, the “corporation"), to the holders of record at the close of business on the record date, November 6, 2015 of our outstanding common stock, $0.0001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to:

•

an amendment (the “Amendment”) to our Notice of Articles to increase the authorized number of shares of our common stock from  100,000,000 shares of common stock, par value $0.00001 to 275,000,000 shares of common stock, par value of $0.00001 per share.

Our Board of Directors approved the Amendment on November 3, 2015.

On November 4, 2015, subsequent to the approval by our Board of Directors of the, the holder of the majority of the outstanding shares of our corporation entitled to vote gave us written consent for the Amendment.

Following the expiration of the twenty-day (20) period mandated by Rule 14c, our corporation will file a Notice of Alteration to amend our Notice of Articles to give effect to the Amendment. We will not file the Notice of Alteration to our Notice of Articles until at least twenty (20) days after the filing and mailing of this Information Statement. The proposed Certificate of Amendment to our Notice of Articles is attached hereto as Schedule A. The Certificate of Amendment will become effective when it is filed with the British Columbia Registrar of Companies. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our shareholders.

Record Date and Expenses

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on November 6, 2015 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 74,641,113 shares of our common stock and no shares of preferred stock issued and outstanding on November 6, 2015. We anticipate that a definitive copy of this Information Statement will be mailed on or about January 5, 2016 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since June 30, 2015, being the commencement of our last financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendment, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of November 6, 2015, we had a total of 74,641,113 shares of common stock ($0.00001 par value per share) and no shares of preferred stock issued and outstanding.

The following table sets forth, as of November 6, 2015, certain information with respect to the beneficial ownership of our voting securities by each stockholder known by us to be the beneficial owner of more than 5% of our voting securities and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to voting securities, except as otherwise indicated. Beneficial ownership consists of a direct interest in the voting securities, except as otherwise indicated.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Mantra Venture Group Ltd., #562 – 800 15355 24th Avenue, Surrey, British Columbia, Canada V4A 2H9.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED (1)		PERCENTAGE OF COMMON STOCK (2)
Larry Kristof	Common Stock	13,300,000	(3)	18.36%
Jonathan Michael Boughen	Common Stock	162,500	(4)	*
Patrick Dodd	Common Stock	200,000	(5)	*
W. Glenn Parker	Common Stock	150,000	(6)	*
Officers and Directors as a Group (4 persons)	Common Stock	13,812,500	(7)	18.99%
0770987 BC Ltd.	Common Stock	13,250,000		18.31%

___________________________________________
* Denotes less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of November 6, 2015 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)

Percentage based upon 74,641,113 shares of common stock issued and outstanding as of November 6, 2015.

(3)

Includes 50,000 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 13,250,000 shares of common stock owned by 0770987 BC Ltd. Larry Kristof, as the President of 0770987 BC Ltd. has investment and voting control over the shares held by this entity.

(4)

Includes 100,000 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(5)

Includes 50,000 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(6)

Represents shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(7)

Includes 350,000 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

INCREASE OF AUTHORIZED CAPITAL

Action and Effect

Our Board of Directors approved the Amendment to increase our authorized capital so that we will have a sufficient number of common shares available to fulfill our contractual obligations in relation to outstanding convertible promissory notes and stock purchase warrants issued by our corporation and to accommodate any future equity financings which we may undertake.

Subsequent to our Board of Directors' approval of the Amendment, the holder of the majority of the outstanding shares of our corporation entitled to vote gave us their written consent to the Amendment on November 4, 2015. Therefore, following the expiration of the twenty-day (20) period mandated by Rule 14c, our corporation will file a Notice of Alteration to amend our Notice of Articles to give effect to the Amendment. We will not file the Notice of Alteration to our Notice of Articles until at least twenty (20) days after the filing and mailing of this Information Statement.

The proposed Notice of Alteration to our Notice of Articles is attached hereto as Schedule A. The Notice of Alteration will become effective when it is filed with the British Columbia Registrar of Companies. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our shareholders.

DISSENTERS RIGHTS

Under the law British Columbia, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed Amendment.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can also be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.

Signature

Dated: January 4, 2016

By Order of the Board of Directors

MANTRA VENTURE GROUP LTD.

By: /s/ Larry Kristof

Larry Kristof

President, Chief Executive Officer and Director

SCHEDULE A

SCHEDULE A

BRITISH COLUMBIA | BC Registry Services

NOTICE OF ALTERATION

FORM 11 – BC COMPANY

Section 257(4) *Business Corporations Act*

Telephone: 1 877 526-1526
www.bcregistryservices.gov.bc.ca

DO NOT MAIL THIS FORM to BC Registry Services unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA): Personal information provided on this form is collected, used and disclosed under the authority of the *FOIPPA* and the *Business Corporations Act* for the purposes of assessment. Questions regarding the collection, use and disclosure of personal information can be directed to the Executive Coordinator of the BC Registry Services at 1 877 526-1526, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY

C0840889

B NAME OF COMPANY

MANTRA VENTURE GROUP LTD.

C ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered:
("altered" means create, add to, vary or delete)

- ☐ Company name
- ☐ A translation of company name
- ☐ Pre-existing Company Provisions
- ☐ Date of a Resolution or Court Order **(applies to special rights or restrictions only)**
- ☑ Authorized Share Structure

D ALTERATION EFFECTIVE DATE – *Choose **one** of the following:*

☑ The alteration is to take effect at the time that this notice is filed with the registrar.

☐ The alteration is to take effect at 12:01a.m. Pacific Time on ______ (YYYY / MM / DD) being a date that is not more than ten days after the date of the filing of this notice.

☐ The alteration is to take effect at ______ ☐ a.m. or ☐ p.m. Pacific Time on ______ (YYYY / MM / DD) being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

The company is to change its name from ______

to *(choose **one** of the following):*

☐ ______ . This name has been reserved for the company under name reservation number ______ , or

☐ a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

FORM 11/WEB Rev. 2014 / 03 / 17 Page 1

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translation(s) of the company name:

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)

Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☐ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)
Common Shares		275,000,000		$0.00001	USD		✓
Preferred Shares		20,000,000		$0.00001	USD		✓

I CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED YYYY / MM / DD
	X	

FORM 11/WEB Rev. 2014 / 03 / 17

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